Exhibit 10.10.8

EIGHTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of November 9, 2017, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”) and SENDGRID, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 27, 2013 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)             Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6                               “Primary Depository”. Subject to the provisions of Section 3.2(b), Borrower shall maintain an amount equal to at least 40% of Borrower’s aggregate Cash in depository, operating, and investment accounts with Bank. Notwithstanding the foregoing, (i) Borrower shall have entered into deposit account control agreement or securities account control agreement with respect to any accounts maintained outside Bank (including any investment accounts maintained with Bank’s Affiliates) within 60 days following the Eighth Amendment Effective Date, and (ii) SendGrid UK Ltd., a Borrower’s UK Subsidiary, may maintain an account in UK for the purpose of funding all existing and future foreign operations, subject to the restriction that the aggregate amount on deposit in such account shall not exceed $300,000 at any time without an account control agreement satisfactory to Bank.

2)             The following defined term is hereby added to Exhibit A to the Agreement, as follows:

“Eighth Amendment Effective Date” means November 9, 2017.

3)             Clause (b)(v) of the defined term “Permitted Investments” is hereby amended and restated, as follows:

(v) Investments in regular deposit, checking, and securities accounts held with Bank or as otherwise permitted by, and subject to the terms and conditions of, Section 6.6 of this Agreement;

4)             The following new clause (k) is hereby added to the defined term “Permitted Liens”, as follows:

(k)                                 Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions (but not arising from financing provided by such institutions), provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts (except as permitted under Section 6.6 hereof).

5)             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6)             Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all respects as of such date).

7)             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8)             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)             this Amendment, duly executed by Borrower;

b)             payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing and intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)              such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SENDGRID, INC.		PACIFIC WESTERN BANK

By:	/s/ Yancey Spruill	By:	/s/ Evan Travis
Name:	Yancey Spruill	Name:	Evan Travis
Title:	CFO/COO	Title:	SVP

[Signature Page to Eighth Amendment to Loan and Security Agreement]